UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of New Director

On July 25, 2019, in accordance with Article III, Section 3 of the Amended and Restated Bylaws of El Paso Electric Company (the “Company”), the Board of Directors (the “Board”) of the Company appointed Mr. Adrian J. Rodriguez to fill the vacancy on the Board, effective August 1, 2019, created by the resignation of Mary E. Kipp, President, Chief Executive Officer and a director of the Company, effective August 1, 2019.

Mr. Rodriguez will initially serve as a Class I Director of the Company, filling the unexpired term of Ms. Kipp. Mr. Rodriguez, age 41, effective upon Ms. Kipp’s resignation, will be the Interim Chief Executive Officer, General Counsel and Assistant Secretary of the Company. He has served as the Company’s Senior Vice President and General Counsel since May 25, 2017. Previously, Mr. Rodriguez served as an attorney in the Company’s Office of the General Counsel from April 2013 to May 24, 2017. Prior to joining the Company, Mr. Rodriguez was an attorney in the Dallas office of Vinson & Elkins LLP, where he practiced in the energy regulation practice group and complex commercial litigation practice group. Mr. Rodriguez also served as a law clerk to the United States District Court for the Western District of Texas in San Antonio.  Mr. Rodriguez received his Bachelor of Arts in Economics and Government from The University of Texas at Austin with highest honors, where he was a State of Texas recipient of the 1999 Truman Scholarship; a Master in Public Policy from Harvard University, where he was the editor-in-chief of the Harvard Journal of Hispanic Policy; and a Juris Doctorate from Columbia University School of Law, where he was a managing editor of the Columbia Law Review.

Compensatory Arrangements

Mr. Rodriguez will not receive separate compensation for his Board service as the Company's Interim Chief Executive Officer, General Counsel and Assistant Secretary. As previously disclosed, in connection with his appointment to the role of Interim Chief Executive Officer, the Board on June 28, 2019, approved an annual stipend of $200,000 to Mr. Rodriguez while he serves as Interim Chief Executive Officer. On July 25, 2019, the Board approved payment of such annual stipend effective July 1, 2019 instead of August 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President and Chief Financial Officer
Dated: July 31, 2019